UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

Solid Biosciences Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38360	90-0943402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Rutherford Avenue
Charlestown, Massachusetts		02129
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 337-4680

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 par value per share	SLDB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Solid Biosciences Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 10, 2026 to consider and vote upon the matters listed below. The following is a summary of the matters voted on at the Annual Meeting.

1. The Company’s stockholders elected Clare Kahn, Adam Stone and Lynne Sullivan as Class II directors to serve until the 2029 Annual Meeting of Stockholders, each director to hold office until his or her successor has been duly appointed and qualified. The results of the stockholders’ vote with respect to the election of such Class II directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Clare Kahn	73,139,200	5,700,169	7,685,551
Adam Stone	71,556,735	7,282,634	7,685,551
Lynne Sullivan	73,124,331	5,715,038	7,685,551

2. The Company’s stockholders ratified the appointment of Ilan Ganot, on an advisory basis, as a Class I director to serve until the 2028 Annual Meeting of Stockholders. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
78,636,398	185,585	17,386	7,685,551

3. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
86,420,186	70,007	34,727	-

4. The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock from 240,000,000 to 480,000,000 (the “Share Increase Amendment”). The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
85,604,508	893,360	27,502	-

The Company filed a Certificate of Amendment to Certificate of Incorporation with the Secretary of State of the State of Delaware on June 10, 2026 to effect the Share Increase Amendment.

5. The Company’s stockholders approved the non-binding, advisory vote on the compensation paid to its named executive officers. The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
72,596,980	6,203,634	38,755	7,685,551

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLID BIOSCIENCES INC.

Date:	June 10, 2026	By:	/s/ Alexander Cumbo
		Name: Title	Alexander Cumbo Chief Executive Officer